SHAKER FUND

                        Supplement Dated October 31, 2005
                       to Prospectus Dated August 1, 2005

Effective September 2005, Dr. Karen M. Mroz-Bremner became co-portfolio of the Fund replacing Mr. Richard S. Campagna.

THE SECTION ENTITLED "MANAGEMENT - CO-PORTFOLIO MANAGER" ON PAGE 9 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING INFORMATION:

Mr.  Edward  P.   Hemmelgarn   and  Dr.  Karen  M.   Mroz-Bremner   share  joint
responsibility, in all respects, for the day-to-day management of the Fund's investment portfolio.

Mr. Hemmelgarn, Founder and Chief Investment Officer of the Adviser since its organization in January 2002, has served as a Fund Portfolio Manager since the Fund's inception in 2001. From 1991 to January 2002, Mr. Hemmelgarn served as a Chief Investment Officer of the Adviser's predecessor firms. Prior to that, Mr. Hemmelgarn served as the former Chief Financial Officer of retail banking for Ameritrust Corporation, a bank holding company which merged with Society Trust Company, now KeyCorp. Prior to Ameritrust, Mr. Hemmelgarn worked for Ernst & Young, focusing on mergers and acquisitions and other forms of strategic and financial management consulting. Mr. Hemmelgarn has more than 20 years of experience in the investment industry including mergers and acquisitions, accounting, commercial banking and bio-chemical research. Mr. Hemmelgarn has a MBA from Case Western Reserve University and a BA in Chemistry from Case Western Reserve University.

Dr. Mroz-Bremner has served as a Research Analyst for the Adviser since joining the firm in March 1999 and became a Fund portfolio manager in September 2005. Dr. Mroz-Bremner has a background in developmental biology and genetic research. Her research has focused on the effect of X chromosome dosage in male germ cell development. Dr. Mroz-Bremner has over 6 years of experience in the investment industry. Dr. Mroz-Bremner has a Ph.D. in genetics from Case Western Reserve University and a B.S. in biophysics from Iowa State University of Science and Technology.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio manager and the portfolio managers' ownership of securities in the Fund.

THE SECTION ENTITLED "ADVISER'S PAST PERFORMANCE" ON PAGE 25 AND PAGE 26 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING DISCLOSURE:

The performance data set forth below relates to the historical performance of the private client accounts managed by the Adviser* that have investment objectives and investment policies, strategies and risks substantially similar to those of the Fund. The Adviser does not manage any other registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

--------

* Prior to December 1999, the private client accounts were managed by Shaker Investments, Inc., an affiliate of Shaker Management, Inc., the Fund's investment adviser prior to January 1, 2002. All new accounts established after December 1999 through December 31, 2001 were managed by Shaker Management, Inc. On January 1, 2002, Shaker Management, Inc. and Shaker Investments, Inc. merged to form the Adviser. As of December 31, 2001, both Shaker Management, Inc. and Shaker Investments, Inc. held accounts that are included in the Shaker Small/Mid Cap Composite shown in the performance presentation on the next page. Shaker Management, Inc. and Shaker Investments, Inc. were under common control and there were no differences in management, principal ownership or investment strategy amongst the companies. Further, the merger of Shaker Management, Inc. and Shaker Investments, Inc. to form the Adviser did not result in a change in management, principal ownership or investment strategy.

While the Adviser is primarily responsible for the Fund's performance, the information presented does not represent the past performance of the Fund. If the performance of the Adviser's private accounts had been readjusted to reflect the first year expenses of the Fund, the performance of the private accounts would have been lower. You should not consider this performance data as an indication of future performance of the Fund.

Results for the full period are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). Transactions were recorded on a settlement date basis from inception through June 30, 1995 and on a trade date basis thereafter. Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by the Adviser's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund's performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of the Adviser's private accounts for the periods ended December 31, 2004. The data is unaudited and is not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

[bar chart

                ADVISER'S SMALL/MID CAP GROWTH EQUITY COMPOSITE
                AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED
                               DECEMBER 31, 2004

1 YEAR                                   9.34%
3 YEARS                                 -3.67%
5 YEARS                                -10.25%
10 YEARS                                14.07%
SINCE INCEPTION (OCTOBER 1, 1991)       16.43%]



The calendar year-to date total return as of September 30, 2005 was 3.93%.


                                        ADVISER'S SMALL/MID CAP            RUSSELL 2000                RUSSELL 2500
YEAR(S)                               GROWTH EQUITY COMPOSITE(1)         GROWTH INDEX(2)              GROWTH INDEX(3)
1 Year (2004)                        9.34%                          14.31%                      14.59%
3 Years (2001-2004)                  -3.67%                         5.79%                       5.94%
5 Years (1999-2004)                  -10.25%                        -3.57%                      -2.31%
10 Years (1994-2004)                 14.07%                         7.11%                       9.66%
Since Inception (1991-2004) (4)      16.43%                         7.37%                       9.56%

(1) The presentation (the "Composite") describes 360 accounts valued at $586 million, as of December 31, 2004. The Composite comprises all fee paying and non-fee paying accounts, regardless of size, that are managed in the small/mid cap growth equity strategy by the Adviser. The assets of the non-fee paying accounts included in the Composite totaled less than 1% of the Composite's assets as of December 31, 2004. Composite performance includes terminated accounts and accounts that have been open for at least one full month.

(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

(3) The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization.

(4)  Since Inception, October 1, 1991 through December 31, 2004.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE